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EXHIBIT 10.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Company") for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Yan Zhi Qing, as Chairman of the Board of Directors of the Company, Wang Chang Shun, as President of the Company, and Xu Jie Bo, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                     /s/ Yan Zhi Qing
                                     -------------------------------------------
                                     Name:   Yan Zhi Qing
                                     Title:  Chairman of the Board of Directors
                                     Date:   June 30, 2003



                                     /s/ Wang Chang Shun
                                     -------------------------------------------
                                     Name:   Wang Chang Shun
                                     Title:  President
                                     Date:   June 30, 2003



                                     /s/ Xu Jie Bo
                                     -------------------------------------------
                                     Name:   Xu Jie Bo
                                     Title:  Chief Financial Officer
                                     Date:   June 30, 2003



This certification accompanies the Report pursuant to ss.906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of ss.18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by ss.906 of the Sarbanes-Oxley Act of 2002 has been provided to China Southern Airlines Company Limited and will be retained by China Southern Airlines Company Limited and furnished to the Securities and Exchange Commission or its staff upon request.